                                                               FILE NO. 33-65135
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                      (TO PROSPECTUS DATED APRIL 4, 1996)
                (TO PROSPECTUS SUPPLEMENT DATED APRIL 10, 1996)

                                     PROSPECTUS NUMBER: 1408
                                     DATED: OCTOBER 11, 1996


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY:           One Month


TRADE DATE:               October 11, 1996


SETTLEMENT DATE:          October 16, 1996


MATURITY DATE:            October 16, 1997


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -0.040%
                          (minus four bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Monthly, using two business days prior.


INTEREST PAYMENT DATES:   Monthly, on the 16th of each month commencing November 1996 through
                          Maturity, subject to modified following business day convention.


INITIAL INTEREST RATE:    5.3350%


FORM:                     Book-entry

